1
We are currently in our “quiet period” regarding second quarter results, which means that we are currently analyzing our results for the second quarter 2008. Therefore, we will not be discussing our second quarter results, which we will release on July 29, 2008. You should not rely on the information in this presentation as being indicative of actual second quarter results, and we do not hereby undertake any obligation to provide such information during this presentation or to update such information except through our public earnings release.
Important Note

This presentation and certain oral statements made on LNC’s behalf may contain information that includes or is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform
Act of 1995 (“PSLRA”). A forward-looking statement is a statement that does not strictly relate to a historical fact. A forward look statement includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe”, “anticipate”,
“expect”, “estimate”, “project”, “will”, “shall” and other words or phrases with similar meaning. LNC claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.
Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements, and include but are not limited to, legislative and regulatory changes and proceedings, changes in interest rates, sudden or prolonged declines in the equity markets, deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from Lincoln’s assumptions used in pricing its products, in establishing related insurance reserves, and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income; and changes in general economic or business conditions. These risks and uncertainties, as well others, are described in LNC’s recent Forms 10-K, 10-
Q, 8-K, and other documents filed with the Securities and Exchange Commission. Moreover, LNC operates in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.
Further, it is not possible to assess the impact of all risk factors on LNC’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undo reliance on forward-looking statements as a prediction of actual results. In addition, LNC disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.
Safe Harbor

* Represents account values of riders on individual annuities as of March 31, 2008

Rider	Positioning	Rider Fee	Restrictions	Account Value*
Guaranteed Withdrawal Benefits
SmartSecurity 5 year SmartSecurity 1 year (Lifetime feature)	Protection feature with upside opportunity from market performance. Protection feature with upside opportunity from market performance.	45 bps (max 95 bps, change possible on reset after year 5) 65 bps (max 150 bps, change possible on reset after year 10)	Withdrawal rate limited to 7%. Withdrawal rate limited to 5%.	$18.1 billion
Lifetime Income Advantage Plus option	Protection feature with upside from market performance and a guaranteed enhancement (5%) when withdrawals are delayed. 7-year money back option with Plus.	75 bps (max 150 bps, change possible on reset) 90 bps for Plus option (max 150bp, possible on reset)	Withdrawal rate limited to 5%; “nursing home” provision can double withdrawal. Has investment restrictions. Enhancement encourages delay in withdrawals.	$155 million
Guaranteed Income Benefits
i4LIFE Advantage with Guaranteed Income Benefit	Immediate income solution with downside protection.	40 bps (for i4LIFE) 50 bps (max 150 bps for Guaranteed Income Benefit)	Less behavior risk versus a withdrawal benefit - know when and how much income will come out.	$5.6 billion
4Later	Protection feature with upside from market performance and a guaranteed enhancement (every 3 years, 15%) when income is delayed.	50 bps (max 150 bps, change possible on reset after year 3)	i4LIFE is the income solution. Qualifying for the roll-up feature requires policyholder to delay income.	$3.0 billion
Current VA Living Benefit Rider Designs

55%
14%
31%
VA Account Value
VA Deposits
$2.5
$2.7
24%
43%
33%
31%
44%
25%
Account Value = $58 billion*
($ billions)
* As of March 31, 2008
No Living Benefit
Guaranteed Withdrawal Benefits
Guaranteed Income Benefits

Individual Variable Annuity
Living Benefits Profile

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Account Value
Contract Value
Withdrawal
Client Self-Insures
Potential Living Benefit Claims
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20+

Years

VA Living Benefit Pricing
  Variables driving potential living benefit claims:
  Product features - benefits, restrictions, etc.
  Policyholder behavior - withdrawal rates, resets, lapses, mortality, etc.
  Capital markets - interest rates, equity volatility and correlations
  The same considerations used to calculate Net Valuation Premium

* Expected Run Rate = ongoing cost of the hedge program representing option premium amortization and implied borrowing costs on hedge instruments.
Increase in Living Benefit Reserve
Net Income Impact Above/Below Expected Run Rate*
($ millions)
1Q
2005
1Q
2006
1Q
2007
1Q
2008
-$100
$0
$100
$200
$300
6
VA Living Benefit Hedging
  Historically focused on protecting against GAAP income movements
  SFAS 157 created disconnect between GAAP and economics
  Greater focus on hedging economics going forward

- **Net Valuation Premiums (NVP) Definition**:
  - A level portion of rider fees required to fund potential living benefit claims once a client's account value is exhausted
  - Calculated and locked in at policy issue based on capital markets assumptions at that time
  - Calculated such that the Present Value of NVP = the Present Value of Potential Claims

- **Actual hedge performance does not impact Income from Operations**

     VALB Rider Fees
  - Net Valuation Premiums
   Income from Operations
Revised VA Living Benefit Income from
Operations

	Financial Statement Line Items	Current Financial Reporting	Revised Financial Reporting
Income from Operations	Expense assessments	Rider fees	Rider fees - Attributed fees
	Operating realized gains (losses)	N/A	Attributed fees - NVP
	Benefits	“Hedge performance”	N/A
	VALB operating margin	Rider fees +/- “Hedge performance”	Rider fees - NVP
Net Income	Realized gains (losses)	N/A	NVP +/- “Hedge performance”
  SFAS 157 Attributed Fee Definition: The Net Valuation Premiums (NVP) plus a margin for risk/profit, including a non-performance risk factor related to the credit quality of the “selling” company, that a “willing buyer” would apply to assume the risk for the current period issues
VALB Financial Statement Presentation
SFAS 157
  Mechanics - Current to Revised:
  Attributed fee calculated under SFAS 157 and recorded in realized gains (losses)
  The difference between NVP and attributed fee pulled back into income from operations and recorded in “operating realized gains and losses”
  “Hedge performance” moved from income from operations to realized gains (losses)

($ millions)
1Q07
$ 121
5
0
(1)
4
$ 117
2Q07
$ 130
4
0
3
7
$ 123
3Q07
$ 107
(15)
0
(4)
(19)
$ 126
4Q07
$ 90
(24)
0
(5)
(29)
$ 119
1Q08
$ 129
18
(3)
(3)
12
$ 117
Reported Income from Operations:
Changes in Definition:
  VALB
  GMDB
  Indexed Annuities
Revised Income From Operations:
Individual Annuities Segment Reporting
  Change In Income From Operations:
  VALB - hedge performance moved to realized gains (losses): Rider fees less net valuation premium = VALB operating margin.
  Guaranteed Minimum Death Benefits (GMDB) - hedge performance moved to realized gains/losses: Rider fees less benefits and hedge costs = GMDB operating margin.
  Indexed Annuities (IA) - forward starting option valuation moved to realized gains/losses: Spreads and net option values = IA operating margin.

Disclosures
  Expanded disclosure on realized gains/losses:
  VALB and GMDB hedge performance
  Indexed Annuity Forward starting option impact.
  Expanded disclosure on components of attributed fee
  Expanded disclosure on types of guarantees sold and
 account value by VALB type.